Exhbit 99.1

Presentation to the Financial
Community
New York & Boston
February 21-22, 2012
Carl Chapman - Chairman, President and CEO
Jerry Benkert - Executive Vice President and CFO
Robert Goocher - Treasurer and VP - Investor Relations
Aaron Musgrave - Manager - Investor Relations

Forward-Looking Statements
All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”,
“estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements.
Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document.
Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s
2011 annual report on Form 10-K filed on February 16, 2012.
Robert L. Goocher, Treasurer and VP - Investor Relations
rgoocher@vectren.com
812-491-4080

➢ NYSE Symbol: VVC
➢ 8-10% target annual total
 shareholder return
 • Annual dividends paid increased 52
 consecutive years, effective Dec. 1,
 2011, to annualized rate of $1.40 per
 share
➢ Over 1.1 million utility customers in
 Indiana and Ohio
 • Operate in constructive regulatory
 environments with revenue
 stabilization mechanisms
➢ Well diversified nonutility portfolio
 linked to core utility
➢ ~$4.9 billion in assets
➢ ~$2.3 billion in revenues
➢ ~$2.4 billion market cap
➢ S&P: A-, Moody’s: A3
 • Stable outlook for both
Vectren Corporation Overview
Vectren’s Core Earnings

Electric
~55%
Gas
~45%
Utility
~80-85%
Nonutility
~15-20%

Vectren at a Glance
Vectren
Nonutility
Infrastructure
Services
Energy Services
Coal Mining
Energy
Marketing
Distribution &
Transmission Pipeline
Construction
Energy Saving
Performance Contracting
& Renewable Projects
Mines and Sells
Coal to Vectren
and 3rd Parties
Wholesale
Gas Marketing
Business
Vectren
Utility
Vectren North
Indiana Gas
563,000 Customers
Vectren South
SIGECO - Electric
141,000 Customers
Vectren South
SIGECO - Gas
110,000 Customers
Vectren Ohio
VEDO
310,000 Customers

VECTREN

| | 2012E Guidance Midpoint | | 2011 Reported EPS | | 2010 Reported EPS | |
|---|---|---|---|---|---|---|
| Utility | $ | 1.65 | $ | 1.50 | $ | 1.53 |
| Nonutility, excl. ProLiance | | 0.35 | | 0.57 | | 0.22 |
| Corporate & Other | | - | | (0.06) | | - |
| Consolidated, excl. ProLiance | $ | 2.00 | $ | 2.01 | $ | 1.75 |
| ProLiance | | (0.15) | | (0.28) | | (0.10) |
| Consolidated | $ | 1.85 | $ | 1.73 | $ | 1.65 |

2012 EPS Guidance
Consolidated: $1.75 to $1.95 per share
 Utility: $1.60 to $1.70 per share
 Nonutility, excl. ProLiance: $0.30 to $0.40 per share
 ProLiance: $(0.20) to $(0.10) per share
Notes on Reported EPS in 2010 & 2011
➢ 2010 EPS of $1.65 included offsetting items of favorable weather of $0.08 and charges related to legacy nonutility investments of $(0.08)
➢ 2011 EPS of $1.73 included offsetting items of gain on the sale of Vectren Source of $0.15, net of tax; charges related to legacy nonutility investments of $(0.11); & prefunding of Vectren’s Foundation for ~3 years of $(0.05)

Vectren Valuation Considerations
➢ Applying earnings-based multiples to the projected ProLiance loss does not accurately capture the long
 -term value of Vectren
➢ 2012 EPS Guidance Midpoint without ProLiance: $2.00 per share
 • Utility results make up ~83% of 2012 guidance without ProLiance vs. ~75% of 2011 results
 • Nonutility contribution less reliant on commodity-sensitive businesses
 – Growth of Infrastructure Services; sale of retail gas marketer (Vectren Source)
➢ 2012 PE multiples: ~15 times for combination company peers, ~17 times for gas company peers
➢ Attractive total shareholder return targeted at 8-10% annually
 • Includes attractive dividend with current yield of ~4.7%
➢ Utilities operate in constructive regulatory environments
➢ Well diversified nonutility portfolio linked to core utility offers upside earnings opportunities

Looking Ahead - Strategies for 2012 and Beyond
Utility
➢ Execute strategies to consistently achieve annual utility earnings growth target of 3%
 • Earn allowed returns in gas and electric utilities
 – Implement electric utility lost margin recovery mechanisms
 – Earn current returns on infrastructure investments as provided for in 2011 IN & OH legislation
 – Aggressively manage costs through performance management & strategic sourcing
 • Disciplined allocation of capital to operate at cash flow neutral
 – Reinvest earnings to support necessary rate base growth
 – Reduce incremental external financing requirements
Nonutility
➢ Continued growth and profitability of existing portfolio of nonutility businesses
 • Continue to invest in Infrastructure and Energy Services businesses to drive long-term earnings growth
 • As demand dictates, open Oaktown 2 coal mine in 3rd quarter 2012 and ramp up to near full production in 2013 (~2 million tons)
 • Continue the focus on improving ProLiance’s profitability prospects through further reductions in fixed cost structure and customer growth

| *$ in millions* | Midpoint 2012E | | 2011 | |
|---|---|---|---|---|
| Net Income | $ | 135 | $ | 123 |
| | | | | |
| Margin | $ | 865 | $ | 841 |
| O & M | | 278 | | 268 |
| O & M - Pass thru | | 54 | | 45 |
| Depreciation | | 193 | | 192 |
| Other Taxes | | 57 | | 54 |
| Interest | | 72 | | 80 |
| Other Income | | 6 | | 4 |
| Income Taxes | | 82 | | 83 |

Utility Guidance & Outlook
➢ Utility Outlook
 • 2012 earnings expected to increase compared to 2011 earnings
 − Full year of new electric base rates implemented in May 2011 will increase 2012 earnings
 − Interest expense savings in 2012 due to refinancing opportunities captured in 2011
 − Expect consolidated utility group to earn at or near authorized returns in 2012

VECTREN

| | Gas | | | Electric |
|---|---|---|---|---|
| | South | North | Ohio | South |
| Environmental CWIP Recovery Under SB 29 | | | | ✓ |
| Recovery of MISO Transmission Investments | | | | ✓ |
| Gas Cost and Fuel Cost Recovery | ✓ | ✓ | ✓ | ✓ |
| Decoupling (Margin Recovery) Mechanism | ✓ | ✓ | | ***(1)*** |
| Normal Temperature Adjustment (NTA) | ✓ | ✓ | | |
| Straight Fixed Variable Rate Design | | | ✓ | |
| Bad Debt Expense - Tracked | | | ✓ | |
| Bad Debt Related to Gas Costs - Tracked | ✓ | ✓ | | |
| Unaccounted for Gas - Tracked | ✓ | ✓ | ✓ | |
| Recovery of Bare Steel/Cast Iron Replacement Costs | ✓ | ✓ | ✓ | |

Constructive Utility Regulation & Legislation
(1) Settlement approved 9/1/2011, which provides for the ability to stabilize margins from the company's large commercial & industrial customers associated with implementation of energy efficiency programs. The order also provides that margin reductions from residential and commercial customers due to efficiency programs may be deferred for future recovery.
➢ State legislation recently enacted in both Indiana and Ohio supporting additional investments in infrastructure modernization programs that may be required as new federal safety or environmental standards are enacted
 • Indiana Senate Bill 251, effective May 2011, allows for cost recovery outside a base rate proceeding for federally mandated projects (applies to both gas and electric, capital and O&M)
 • Ohio House Bill 95, effective Sept. 2011, allows natural gas companies to recover costs related to capital expenditure programs

*$ in millions*

| **Total Utility CapEx** | 2011 | Forecast 2012 | Forecast 2013 | Forecast 2014 | 3-Yr Total 2012-2014 |
|---|---|---|---|---|---|
| Gas Utilities | $ 116 | $ 110 | $ 120 | $ 145 | $ 375 |
| Electric Utility | 107 | 110 | 120 | 95 | 325 |
| VUHI Shared Assets & Other | 25 | 30 | 25 | 20 | 75 |
| VUHI Consolidated Cap Ex | $ 248 | $ 250 | $ 265 | $ 260 | $ 775 |

**Utility CapEx with Regulatory Recovery Mechanisms (included in above totals)** [1]

| | 2011 | 2012 | 2013 | 2014 | 3-Yr Total 2012-2014 |
|---|---|---|---|---|---|
| Bare Steel/Cast Iron/Riser [2] | $ 45 | $ 40 | $ 40 | $ 40 | $ 120 |
| Gas Modernization Program [3] | - | 5 | 20 | 35 | 60 |
| FERC Electric Transmission [4] | 15 | 30 | - | - | 30 |
| Electric Generation - Dense Packs | 8 | 10 | 5 | - | 15 |

1) Includes investments that are tracked or have special accounting treatment

2) 2012-2014 annual forecast by utility: $20M - Vectren Indiana North; $17M - Vectren Ohio; $3M - Vectren Indiana South

3) Recovery expected under Indiana SB251 and Ohio HB95

4) 2012 earnings to reflect a return on $100 million of the total expected investment of $110 million

Utility CapEx and Cash Flow
➢ Targeting free cash flow neutral in 2012-2014, similar to 2011
 • Depreciation & amortization expense of $190 to $205 million per year expected through 2014
➢ No need for incremental external debt or equity financings expected in near term
➢ Gas Utilities’ Rate Base: ~$1.2 billion*
 • ~$0.9 billion Indiana
 • ~$0.3 billion Ohio
 • ~10.2% Total Gas Allowed ROE
* From last rate cases
➢ Electric Utility Rate Base: ~$1.3 billion*
 • All Indiana; excludes FERC Transmission
 • 10.4% Allowed ROE
➢ FERC Electric Transmission Rate Base: ~$0.1 billion
 • 12.38% Allowed ROE

VECTREN

| *$ in millions* | Midpoint 2012E | 2011 | 2010 |
|---|---|---|---|
| Infrastructure Services | $ 12.5 | $ 14.9 | $ 3.1 |
| Energy Services | 6.0 | 6.7 | 6.4 |
| Coal Mining | 11.0 | 16.6 | 11.9 |
| Subtotal | 29.5 | 38.2 | 21.4 |
| Energy Marketing | | | |
| Source (2011 includes gain on sale) | - | 18.7 | 3.7 |
| ProLiance | (12.5) | (22.9) | (7.9) |
| Other Businesses (1) | (0.5) | (10.2) | (7.4) |
| Nonutility Net Income | $ 16.5 | $ 23.8 | $ 9.8 |

Nonutility Guidance
(1) Vectren has certain legacy nonutility businesses that have invested in leveraged leases, real estate, & other investments. As of January 31, 2012, the total of these remaining legacy investments, net of deferred taxes, has been reduced to ~$20 million.

Nonutility Outlook
Infrastructure Services - Miller Pipeline & Minnesota Limited
➢ Significant 2012 projected earnings contribution of ~$12.5 million
 • Continuing strong demand for repair & replacement due to safety concerns with aging natural gas & oil pipelines
 • 1st quarter 2012 results expected to include typical seasonal loss due to weather impacts for Minnesota Limited (acquired 3/31/2011)
➢ Additional future opportunities driven by development of oil and natural gas in shale formations
➢ Business results driven by sustainable, long-term customer relationships built on high quality construction & customer service
➢ Infrastructure remains a focused growth area for Vectren; may include additional strategic acquisitions

Nonutility Outlook
Energy Services - Energy Systems Group (ESG)
➢  2012 projected earnings contribution of ~$6 million
 • Performance contracting backlog has remained strong at $82 million at 12/31/11
 • Benefits from renewable energy projects’ tax credits & energy efficiency projects’ tax deductions
➢ Energy Services remains a long-term strategic growth area for Vectren
 • Ramp up of performance contracting personnel that began in 2011 continues through 2014
 – Returns from new hires expected 18-24 months after hire
 • Progress in renewable energy markets continue - 1st of 3 anaerobic digesters online in Feb. 2012

Nonutility Outlook
Coal Mining - Vectren Fuels
➢ 2012 projected earnings contribution of ~$11 million
 • Expecting an increase in coal production and sales to ~6 million tons in 2012 (from just over 5 million tons in ‘11)
 – Approx. 75% of 2012 expected production sold
 – Includes expected sales to Vectren’s electric utility (SIGECO) of ~1.8 million tons
 – Assumes 3rd quarter opening of Oaktown 2 mine (opening date dependent upon sales)
 • Expecting 2012 margin of ~$5 per ton (w/o freight) compared to ~$7 per ton in 2011
 – Forecasting cost (excluding freight) of $42 per ton compared to $44 per ton in 2011
 – Full production expected at Oaktown 1 - conditional MSHA approval for deep cuts on all units
 – Increased productivity at Oaktown 1 and Prosperity expected as mining plan reaches new phase
➢ For 2013 and beyond, expect production of ~7.5 million tons (full production for all 3 mines -
 dependent upon sales)
 • Approx. 40% of 2013 expected production sold, including expected sales to SIGECO of ~2.1
 -2.5 million tons

Nonutility Outlook
Energy Marketing - ProLiance
➢  2012 results projected to reflect a net loss of ~$12.5 million; expecting improved results over 2011 based upon:
 • ~$55 million of firm transportation & storage demand costs at the ProLiance level
 (~$73 million in 2011)
 • Continued focus on G&A cost control and margin growth through adding commercial and industrial customers
 • Hedge in place locking in ~75% of seasonal spread opportunity for the year at improved spreads
➢ ProLiance is continuing to pursue the renegotiation of additional pipeline and storage contracts
 • Contracts representing $18 million of annualized fixed demand costs expire by 2015

Vectren: Strength, Stability, Utility
Utility
~80-85%
Nonutility
~15-20%
Utility: Vectren’s Core Earnings
Electric
~55%
Gas
~45%
Strength
Stability
➢ Earnings & industry reputation both
 anchored by solid utility franchises
➢ ‘A’ Rated by Moody’s & S&P
➢ Strong utility & nonutility competencies
 in infrastructure development are a
 vital key to earnings growth
➢ Constructive regulatory environments
➢ Improving earnings stability through
 mix of nonutility businesses
➢ Disciplined spending for consistent
 earnings growth and to support an
 attractive dividend
1.1 million customers,
Indiana and Ohio
➢ A management team that values the importance of financially strong, stable utility operations in delivering competitive shareholder returns

Appendix

VECTREN

| $ in millions, except per share amounts | 3 Months Ended Dec 31 2011 | 3 Months Ended Dec 31 2010 | 12 Months Ended Dec 31 2011 | 12 Months Ended Dec 31 2010 |
|---|---|---|---|---|
| *Reported Earnings* | | | | |
| **Utility Group** | **$ 30.1** | **$ 33.6** | **$ 122.9** | **$ 123.9** |
| **Nonutility Group** | | | | |
| Infrastructure Services | 3.8 | 0.9 | 14.9 | 3.1 |
| Energy Services | 5.1 | 2.2 | 6.7 | 6.4 |
| Coal Mining | 0.7 | 3.8 | 16.6 | 11.9 |
| Energy Marketing | | | | |
| Source | 17.7 | 2.9 | 18.7 | 3.7 |
| ProLiance | 2.4 | 2.0 | (22.9) | (7.9) |
| Other Businesses | (9.3) | - | (10.2) | (7.4) |
| **Total Nonutility Group** | **20.4** | **11.8** | **23.8** | **9.8** |
| Corporate and Other | (3.9) | - | (5.1) | - |
| **Vectren Consolidated** | **$ 46.6** | **$ 45.4** | **$ 141.6** | **$ 133.7** |
| *Earnings Per Share* | | | | |
| Utility Group | $ 0.37 | $ 0.42 | $ 1.50 | $ 1.53 |
| Nonutility Group, excl. ProLiance | 0.21 | 0.11 | 0.57 | 0.22 |
| ProLiance | 0.03 | 0.03 | (0.28) | (0.10) |
| Corporate and Other | (0.05) | - | (0.06) | - |
| **Reported EPS** | **$ 0.56** | **$ 0.56** | **$ 1.73** | **$ 1.65** |
| Avg Shares Outstanding - Basic | 81.9 | 81.5 | 81.8 | 81.2 |

Consolidated 2011 Results
Appendix

Review of 2011 Highlights
➢ Utility Group
 • Indiana Commission approved electric base rate case with $28.6 million annualized rate increase, implemented May 3rd
 • Received approval to continue Indiana natural gas energy efficiency programs and decoupling mechanisms and expand efficiency programs for electric customers with opportunity for lost margin recovery
 • Legislation passed in Indiana (SB251) & Ohio (HB95) supportive of infrastructure modernization programs
➢ Nonutility Group
 • Acquired Minnesota Limited on 3/31/11, expanding and strengthening Infrastructure Services segment
 – Immediately became a strong contributor to 2011 results, well above initial expectations
 • Sold Vectren Source on 12/31/11 with proceeds of ~$84 million; gain of ~$12.4 million, net of tax
 – Demonstrates Vectren’s strategic focus on reducing the reliance on earnings derived from commodity sensitive businesses
 – Source’s earnings contribution of ~$3 million per year to be partially offset by:
 – Prefunding Vectren’s charitable Foundation for ~3 years, which reduces expenses by ~$2 million per year
 – Interest savings from financing of Source working capital and other assets
 • Ramped up production at new Oaktown 1 mine, producing 2.7 million tons (~3 million tons at full capacity)
 – Continued development of Oaktown 2 mine; opening targeted for 3rd quarter (demand dependent)
Appendix

Review of 2011 Highlights - cont’d
➢ Other Highlights
 • Raised annual dividends paid for 52nd consecutive year (current yield ~4.7%)
 • Successfully priced two utility related long-term debt offerings totaling $250 million with weighted average interest rates of about 5.00%
 – 2012 utility interest expense expected to be ~$8 million lower than 2011
Appendix

Vectren Energy Delivery of Indiana - North
Vectren Energy Delivery of Indiana - South
Vectren Energy Delivery of Ohio
Vectren’s Utility Group - Service Territories
OH
IN
Appendix

Generation Portfolio - Profile
➢ 5 Coal-fired base units - 1,000 MW
 • 100% scrubbed for SO2
 • 90% controlled for NOx
 • Substantial removal of mercury and
 particulate matter
➢ 6 Gas-fired peak-use turbines - 295 MW
➢ Purchased capacity - 100 MW thru 2012
➢ Renewable energy ~ 5%
 • Landfill gas generation facility - 3MW
 • Wind energy - up to 80 MW via ~20-
 year purchased power contracts
Utility Investments - Recent History & Near Future
Investments Made
➢ Over $410 million invested during last
 decade in emissions control equipment
 • Was tracked via Indiana Senate Bill 29
 (return on/of CWIP investment)
➢ Well positioned to comply with new EPA
 rules without significant additional
 investment, & with no plant retirements
➢ Strongly meeting reserve requirements -
 no new generation expected in near term
➢ Completion expected in 2012 on high
 voltage transmission line; recovered timely
 at 12.38% FERC-approved equity return
➢ Gas modernization legislation and/or
 regulation will drive ramp-up in
 infrastructure spending at Vectren’s
 gas utilities for several years
➢ Vectren’s gas utilities’ bare steel & cast
 iron replacement program began in 2008
 •  ~$800 million program, ~20 years
Looking Ahead
Appendix

Infrastructure Services - Miller Pipeline & Minnesota Limited
Miller Pipeline
➢Provides underground pipeline construction and
repair services for natural gas, water and
wastewater companies
➢Over 55 years in construction business
➢Headquartered in Indianapolis, IN
➢Major customers are regional utilities, such as
Vectren, NiSource, Duke, LG&E, Alagasco and
Citizens
Minnesota Limited
➢Provides underground pipeline construction
and repair services for natural gas and
petroleum transmission companies
➢Over 45 years in construction business
➢Headquartered in Big Lake, MN
➢Major customers include Northern Natural,
Consumers Energy, Enbridge Energy and
Minnesota Pipe Line

Appendix
Strategy: Drive business growth through sustainable, long-term customer relationships built upon high quality construction and customer service, and strategic acquisitions
 • 2011 net revenues of ~$370
 million
 • Approximately ~2,650
 employees at peak in 2011
 • Operates in ~25 states, primarily
 in the Upper Midwest, Midwest,
 Mid-Atlantic and Southern
 regions
Installation of gas service under a road using
horizontal directional drilling
Lowering of a section of 16-inch pipeline on a
35-mile project in Minnesota

VECTREN

| *$ in millions* | Midpoint 2012E | 12 Months Ended Dec 31 2011 | 12 Months Ended Dec 31 2010 | 3 Months Ended Dec 31 2011 | 3 Months Ended Dec 31 2010 |
|---|---|---|---|---|---|
| Net Revenue - Distribution [1] | | $ 190.9 | $148.5 | $ 54.5 | $41.5 |
| - Transmission [1] | | 163.3 | 31.3 | 54.9 | 7.1 |
| - Other [1] | | 16.6 | 17.2 | 4.4 | 5.1 |
| Net Revenue [1] | **$ 370.0** | $ 370.8 | $ 197.0 | $ 113.8 | $ 53.7 |
| Gross Margin as % of Net Revenue | **16%** | 16% | 11% | 18% | 12% |
| Depreciation and Amortization | **$ 17.0** | $ 14.9 | $ 8.8 | $ 4.3 | $ 2.3 |
| EBITDA [2] | **$ 46.0** | $ 47.9 | $ 17.8 | $ 14.2 | $ 5.0 |
| Net Income [2] | **$ 12.5** | $ 14.9 | $ 3.1 | $ 3.8 | $ 0.9 |

*Footnote:*

*1) Net of pass-through costs, including material and subcontractor costs*

*2) After allocations*

Nonutility Metrics - Infrastructure Services
Appendix
Metrics include results from Minnesota Limited following 3/31/2011 (acquisition date)

Energy Services - Energy Systems Group (ESG)
Performance Contracting
➢Designs and constructs facility improvements that
pay for themselves from energy savings and
operational improvements
 • Assist customers with arranging financing (ESG does
 not provide financing)
➢Major customers include hospitals, universities,
governments and schools (HUGS)
➢Targeting projects that qualify for the Energy
Efficient Commercial Building federal income tax
deductions (Rev. Code 179D) -available thru 2013
Renewable Energy Services
➢Designs, constructs, and often operates
renewable energy projects
 • Near-term opportunities include:
 – Landfill gas projects
 – Anaerobic digester projects
 • Tax credits available for certain
 renewable energy projects
 • 2011 revenues of ~$160 million
 • Backlog of $82 million at 12/31/11
 • Approximately 250 employees at
 12/31/11
 • Licensed to do business in 36
 states, primarily in the Midwest,
 Mid-Atlantic and Southern regions
Strategy: Continue to grow performance contracting and renewable energy business segments through additional sales force and expanding geographic footprint
Appendix
Construction of anaerobic digester at
Wisconsin dairy farm
Campus sustainability and energy conservation
project at the University of Baltimore, MD

VECTREN

| *$ in millions* | Midpoint 2012E | 12 Months Ended Dec 31 2011 | 12 Months Ended Dec 31 2010 | 3 Months Ended Dec 31 2011 | 3 Months Ended Dec 31 2010 |
|---|---|---|---|---|---|
| Revenue | **$ 160.0** | $ 161.8 | $ 146.9 | $ 50.3 | $ 39.2 |
| Gross Margin as % of Revenue | **24%** | 26% | 25% | 29% | 27% |
| EBITDA (1) | **$ 5.5** | $ 9.5 | $ 10.0 | $ 6.1 | $ 3.5 |
| Net Income (1) | **$ 6.0** | $ 6.7 | $ 6.4 | $ 5.1 | $ 2.2 |
| Ending Backlog | **$ 65** | $ 82 | $ 118 | $ 82 | $ 118 |
| New Contracts | **$ 140** | $ 120 | $ 184 | $ 30 | $ 90 |

*Footnote:*

*1) After allocations*

Nonutility Metrics - Energy Services
Appendix

Coal Mining - Vectren Fuels
 • 2011 revenues of ~$285 million
 • 2011 sales of 5.2 million tons
 • ~75% of 2012 production sold
 • Approx. 675 contract mining jobs
 as of 12/31/11
 • Approx. 800 contract mining jobs
 with completion of Oaktown #2
 • 13 power plants within 50 mile
 radius
Strategy: Mine and sell Indiana (Illinois Basin) coal to Vectren’s electric utility and other third parties. Long-term demand expected to increase as economy improves, inventory levels fall, scrubbers are installed and Appalachian production declines
Continuous Miner at Prosperity Mine
Box Cuts at Oaktown Mines 1 & 2
Appendix
Prosperity Mine
➢30 million tons of reserves as of 12/31/11
➢4.0 lbs SO2 - 11,300 BTU
➢Max annual production of ~2.5 million tons
Oaktown Mines 1 & 2
➢102 million tons of reserves as of 12/31/11
➢Less than 6.0 lbs SO2 - 11,200 BTU
➢Max annual production
 • Oaktown #1: ~3 million tons
 • Oaktown #2: ~2 million tons
 • Opening of Oaktown #2 targeted for third quarter 2012,
 depending upon demand
➢As of 12/31/11, approximately $10 million of additional
 capital is required to complete Oaktown #2

VECTREN

| *$ in millions, except per ton* | Midpoint 2012E | 12 Months Ended Dec 31 2011 | 12 Months Ended Dec 31 2010 | 3 Months Ended Dec 31 2011 | 3 Months Ended Dec 31 2010 |
|---|---|---|---|---|---|
| Revenue | **$ 300.0** | $ 285.6 | $ 210.0 | $ 64.4 | $ 50.2 |
| Cost of Sales | **$ 270.0** | $ 248.8 | $ 181.3 | $ 59.9 | $ 42.3 |
| DD&A | **$ 50.0** | $ 36.1 | $ 30.7 | $ 9.3 | $ 8.2 |
| EBITDA (1) | **$ 72.5** | $ 66.2 | $ 52.6 | $ 12.5 | $ 14.5 |
| Net Income (1) | **$ 11.0** | $ 16.6 | $ 11.9 | $ 0.7 | $ 3.8 |
| Tons Produced (millions) | **6.0** | 5.1 | 3.8 | 1.3 | 1.1 |
| Tons Sold (millions) | **6.0** | 5.2 | 3.7 | 1.2 | 0.9 |
| Avg Realized Price/Ton (w/o freight) | **$ 47.00** | $ 50.93 | $ 51.71 | $ 50.11 | $ 52.07 |
| Cost of Sales/Ton (2) | **$ 42.00** | $ 43.88 | $ 43.51 | $ 46.36 | $ 43.10 |
| Cash Cost of Sales/Ton (3) | **$ 34.00** | $ 36.97 | $ 35.26 | $ 38.65 | $ 33.78 |

*Footnote:*

*1) After allocations*

*2) Cost of Sales: Includes all cost of sales less freight*

*3) Cash Cost of Sales: Cost of sales less depreciation, amortization, and mine reclamation costs*

Nonutility Metrics - Coal Mining
Appendix

Energy Marketing - ProLiance
Profit Improvement Initiatives
➢~$55 million of firm transportation & storage
demand costs at the ProLiance level in 2012 (~$73
million in 2011); ~33 Bcf of storage at 12/31/12
➢Contracts representing another ~$18 million of
annualized fixed demand costs expire by 2015
➢Continued focus on G&A cost control and margin
growth via adding commercial & industrial customers
Balance Sheet Recap
➢ As of 12/31/11, ProLiance had members’
 equity of over $160 million (~$135 million
 after AOCI), no long-term debt
 outstanding, and $86 million of seasonal
 short-term borrowings outstanding
 • 2011 revenues of ~$1.4 billion
 • Approximately 100 employees
 at 12/31/11
 • At 12/31/11, 47 Bcf of natural
 gas storage
 • Operates throughout the
 Midwest & Southeast
Strategy: Execute profit improvement initiatives currently underway, including efforts to lower pipeline and storage demand costs through ongoing renegotiations
Appendix
Gas marketing operations where ProLiance
buys, sells and optimizes gas supplies
 • Retail services to ~1,800
 commercial and industrial
 customers
 • Wholesale services to utilities,
 municipals, power generators
 • Balanced book approach - VaR
 capped at $2.5 million
Investment: Wholesale gas marketer owned Vectren (61%; equity acctg.) & Citizens Energy Group (39%)

| **ProLiance** *$ in millions* | **Midpoint 2012E** | **12 Months Ended Dec 31 2011** | **12 Months Ended Dec 31 2010** | **3 Months Ended Dec 31 2011** | **3 Months Ended Dec 31 2010** |
|---|---|---|---|---|---|
| Gross Margin (ProLiance level) | **$ (0.5)** | $ (14.2) | $ 25.5 | $ 20.6 | $ 14.8 |
| EBITDA (ProLiance level) | **$(22.0)** | $ (42.8) | $ (2.0) | $ 13.6 | $ 9.1 |
| Vectren Net Income [(1)] | **$(12.5)** | $ (22.9) | $ (7.9) | $ 2.4 | $ 2.0 |
| Firm Storage Capacity (Bcf) - End of Period | **33** | 47 | 46 | 47 | 46 |

*Footnote:*
*1) After allocations*

Nonutility Metrics - Energy Marketing
Appendix

Use of Non-GAAP Performance Measures and Per Share Measures
 Per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other
 are presented herein and are non-GAAP measures.  Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by
 Vectren’s basic average shares outstanding during the period.  The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole.  These non-GAAP measures are used by management to evaluate the performance of individual businesses.  In addition, other items giving rise to period over period variances, such as weather, are presented on an after tax and per share basis.  These amounts are calculated at a statutory tax rate divided by Vectren’s basic average shares outstanding during the period.  Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout the presentation presented.  The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with
 GAAP, and the financial results calculated in accordance with GAAP.

Appendix